Rule 497(e)
File Nos. 333-130820 & 811-08183

SCHWAB SELECT ANNUITY®

SUPPLEMENT Dated November 23, 2009
To the Prospectus dated May 1, 2009 for the
Variable Annuity-1 Series Account
of First Great-West Life & Annuity Insurance Company

The principal investment objective of the PIMCO High Yield Portfolio (the “Portfolio”) has been changed.  Effective immediately, the description of the Portfolio on page 21 is deleted in its entirety and replaced with the following:

“PIMCO VIT High Yield Portfolio–Administrative Class Shares seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures or swap agreements, rated below investment grade by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.  The remainder of the Portfolio’s assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the duration of the Merrill Lynch U.S. High Yield BB-B Rated Constrained Index, which, as of March 31, 2008 was 4.64 years. The Portfolio may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio normally will limit its exposure to foreign currency (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Portfolio may also invest up to 10% of its total assets in preferred stocks.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2009. Please keep this supplement for future reference.